Exhibit 99.1
MARTIN MIDSTREAM PARTNERS REPORTS
 2012 SECOND QUARTER FINANCIAL RESULTS AND COMPLETES DIVESTITURE OF NATURAL GAS GATHERING AND PROCESSING ASSETS

KILGORE, Texas, August 1, 2012 (GlobeNewswire) -- Martin Midstream Partners L.P. (Nasdaq: MMLP) (the”Partnership”) announced today its financial results for the second quarter ended June 30, 2012 and the completion of the sale of its East Texas and Northwest Louisiana gas gathering and processing assets (collectively "Prism Assets") on July 31, 2012 for net cash proceeds of $273.3 million.  The Partnership has retrospectively adjusted its prior period consolidated financial statements to comparably classify the amounts related to the net assets and operations and cash flows of the Prism Assets as assets held for sale and discontinued operations, respectively.  The Partnership has classified the Prism Assets, including related liabilities as held for sale at June 30, 2012 and December 31, 2011, and has presented the results of operations and cash flows as discontinued operations for the periods ended June 30, 2012 and 2011, respectively.

The Partnership reported net income for the second quarter of $7.2 million, or $0.25 per limited partner unit.  This compared to net income for the second quarter of 2011of $8.8 million, or $0.37 per limited partner unit.  The Partnership reported net income for the six months ended June 30, 2012 of $17.7 million, or $0.64 per limited partner unit.  This compared to net income for the six months ended June 30, 2011 of $16.1 million, or $0.67 per limited partner unit.

           The Partnership reported income from continuing operations for the second quarter of 2012 of $5.2 million, or $0.18 per limited partner unit.  This compared to income from continuing operations for the second quarter of 2011 of $5.7 million, or $0.24 per limited partner unit.  The Partnership reported income from discontinued operations for the second quarter of 2012 of $2.0 million, or $0.07 per limited partner unit.  This compared to income from discontinued operations for the second quarter of 2011 of $3.0 million, or $0.13 per limited partner unit. Revenues for the second quarter of 2012 were $292.9 million compared to $260.1 million for the second quarter of 2011.

The Partnership reported income from continuing operations for the six months ended June 30, 2012 of $14.0 million, or $0.51 per limited partner unit.  This compared to the income from continuing operations for the six months ended June 30, 2011 of $10.6 million, or $0.44 per limited partner unit.  The Partnership reported income from discontinued operations for the six months ended June 30, 2012 of $3.7 million, or $0.13 per limited partner unit.  This compared to income from discontinued operations for the six months ended June 30, 2011 of $5.5 million, or $0.23 per limited partner unit. Revenues for the six months ended June 30, 2012 were $602.3 million compared to $513.0 million for the six months ended June 30, 2011.

The Partnership’s distributable cash flow for the second quarter of 2012 was $21.7 million.  The Partnership’s distributable cash flow for the six months ended June 30, 2012 was $44.8 million.  Distributable cash flow is a non-GAAP financial measure which is explained in greater detail below under “Use of Non-GAAP Financial Information.” The Partnership has also included below a table entitled “Distributable Cash Flow” in order to show the components of this non-GAAP financial measure and its reconciliation to the most comparable GAAP measurement.

Included with this press release are the Partnership’s consolidated financial statements as of and for the three and six months ended June 30, 2012 and certain prior periods.  These financial statements should be read in conjunction with the information contained in the Partnership’s Quarterly Report on Form 10-Q, to be filed with the Securities and Exchange Commission on August 6, 2012.

Ruben Martin, President and Chief Executive Officer of Martin Midstream GP LLC, the general partner of Martin Midstream Partners, said, “We are pleased with the Partnership’s second quarter 2012.  During the quarter we saw the benefits of our organic growth projects coming on line in our Terminalling and Storage segment.  Incremental cash flow from our new Corpus Christi crude terminal and Cross Lubricant Processing Facility assisted in generating our 1.12 times distribution coverage ratio.

“For the quarter, continued strength in the Sulfur Services fertilizer division exceeded our expectations.  Additionally, full utilization in our offshore Marine Transportation segment generated stronger than forecasted cash flow for the Partnership.

“Lastly, we are pleased to announce that we have completed our gas gathering and processing divestiture.  This sale will significantly enhance our balance sheet and liquidity position.  We remain confident that our unit holders will benefit long-term from our ability to reinvest these proceeds at high levels of accretion and enhance future distribution growth.”

Investors’ Conference Call

An investors’ conference call to review the second quarter results will be held on Thursday, August 2, 2012, at 8:00 a.m. Central Time.  The conference call can be accessed by calling (877) 878-2695.  An audio replay of the conference call will be available by calling (855) 859-2056 from 11:00 a.m. Central Time on August 2, 2012 through 10:59 p.m. Central Time on August 9, 2012.  The access code for the conference call and the audio replay is Conference ID No. 14411949.  The audio replay of the conference call will also be archived on Martin Midstream Partners’ website at www.martinmidstream.com.

Quarterly Cash Distribution

The quarterly cash distribution which was announced on July 27, 2012 is payable on August 14, 2012 to common unitholders of record as of the close of business on August 7, 2012.  The ex-dividend date for the cash distribution is August 3, 2012 as opposed to the date reported in the original press release on July 27, 2012.  This distribution reflects an annualized distribution rate of $3.05 per unit and is based on Martin Midstream Partners’ current operating performance and the current general economic, industry, and market conditions affecting it.

About Martin Midstream Partners

Martin Midstream Partners is a publicly traded limited partnership with a diverse set of operations focused primarily in the United States Gulf Coast region. The Partnership’s primary business lines include: terminalling and storage services for petroleum products and by-products; NGL distribution; sulfur and sulfur-based products processing, manufacturing, and distribution; and marine transportation services for petroleum products and by-products.

Forward-Looking Statements

Statements about Martin Midstream Partners’ outlook and all other statements in this release other than historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements and all references to financial estimates rely on a number of assumptions concerning future events and are subject to a number of uncertainties and other factors, many of which are outside its control, which could cause actual results to differ materially from such statements.  While MMLP believes that the assumptions concerning future events are reasonable, it cautions that there are inherent difficulties in anticipating or predicting certain important factors.  A discussion of these factors, including risks and uncertainties, is set forth in the Partnership’s annual and quarterly reports filed from time to time with the Securities and Exchange Commission.  Martin Midstream Partners disclaims any intention or obligation to revise any forward-looking statements, including financial estimates, whether as a result of new information, future events, or otherwise.

Use of Non-GAAP Financial Information

The Partnership reports its financial results in accordance with United States generally accepted accounting principles (GAAP).  However, from time to time, the Partnership uses certain non-GAAP financial measures such as distributable cash flow because the Partnership’s management believes that this measure may provide users of this financial information with meaningful comparisons between current results and prior reported results and a meaningful measure of Partnership’s cash available to pay distributions.  Distributable cash flow should not be considered an alternative to cash flow from operating activities or any other measure of financial performance in accordance with GAAP.  Distributable cash flow is not intended to represent cash flows for the period, nor is it presented as an alternative to income from continuing operations. Furthermore, it should not be seen as a measure of liquidity or a substitute for comparable metrics prepared in accordance with GAAP. This information may constitute non-GAAP financial measures within the meaning of Regulation G adopted by the Securities and Exchange Commission. Accordingly, the Partnership has presented herein, and will present in other information it publishes that contains this non-GAAP financial measure, a reconciliation of this measure to the most directly comparable GAAP financial measure.

The Partnership has included below a table entitled “Distributable Cash Flow” in order to show the components of this non-GAAP financial measure and its reconciliation to the most comparable GAAP measure.  The Partnership calculates distributable cash flow as follows:

(1)
net income from continuing operations (as reported in statements of operations); plus depreciation and amortization; plus loss on sale of property, plant and equipment; plus amortization of debt discount and amortization of deferred debt issue costs; less deferred taxes (all as reported in statements of cash flows); less payments of installment notes payable and capital lease obligations expenditures (as described below); plus distribution equivalents from unconsolidated entities (as described below); less Mont Belvieu indemnity escrow payment (as described below); plus debt prepayment premium (as described below); plus equity in losses of unconsolidated entities (as reported in statements of operations); less payments for plant turnaround costs (as reported in statements of cash flows); less maintenance capital expenditures (as reported under the caption “Liquidity and Capital Resources” in the Partnership’s Quarterly Report on Form 10-Q to be filed with the SEC on August 6, 2012); plus unit-based compensation (as reported in statements of changes in capital); plus invested cash in unconsolidated entities (as described below); and

(2)
net income from discontinued operations (as reported in statements of operations); plus depreciation and amortization; plus transaction costs related to the disposition of Prism Assets; less gain on sale of property, plant and equipment; less equity in earnings of unconsolidated entities; (all as reported in Note 4 under the caption “Notes to the Consolidated and Condensed Financial Statements” in the Partnership’s Quarterly Report on Form 10-Q to be filed with the SEC on August 6, 2012); less non-cash mark-to-market on derivatives (as reported in statements of cash flows; less maintenance capital expenditures (as reported under the caption “Liquidity and Capital Resources” in the Partnership’s Quarterly Report on Form 10-Q to be filed with the SEC on August 6, 2012); plus distribution equivalents from unconsolidated entities and invested cash in unconsolidated entities (both as described below).

The Partnership’s payments of notes payable and capital lease obligations is calculated as payments of notes payable and capital lease obligations (as reported in the statement of cash flows), less the early extinguishment of notes payable of $6.3 million.

During the second quarter of 2012, the Partnership incurred a premium related to the early redemption of $25.0 million of Senior Notes.

The Partnership’s distribution equivalents from unconsolidated entities from continuing operations is calculated as distributions from unconsolidated entities (as reported in statements of cash flows), plus return of investments from unconsolidated entities (calculated as the amount reported in statements of cash flows less a $2.0 million purchase price adjustment recorded as a return of investment by the Partnership in the statement of cash flows for the period ending June 30, 2012), plus distributions in-kind from unconsolidated entities (as reported in statements of cash flows).

The Partnership’s distribution equivalents from unconsolidated entities from discontinued operations is calculated as distributions from unconsolidated entities, plus return of investments from unconsolidated entities, plus distributions in-kind from unconsolidated entities (all as reported under the caption “Liquidity and Capital Resources” in the Partnership’s Quarterly Report on Form 10-Q to be filed with the SEC on August 6, 2012).

For the quarter ended June 30, 2012, the Partnership’s distributions from unconsolidated entities, return of investments from unconsolidated entities, and distributions in-kind from equity investments (from both continuing and discontinued operations) were $0.0 million, $1.3 million and $2.5 million, respectively. For the six months ended June 30, 2012, the Partnership’s distributions from unconsolidated entities, return of investments from unconsolidated entities, and distributions in-kind from equity investments (from both continuing and discontinued operations) were $0.0 million, $2.6 million and $5.6 million, respectively.

The Partnership’s invested cash in unconsolidated entities from continuing operations is calculated as distributions from (contributions to) unconsolidated entities for operations (as reported in statements of cash flows), plus expansion capital expenditures in unconsolidated entities (as reported under the caption “Liquidity and Capital Resources” in the Partnership’s Annual Report on Form 10-K filed with the SEC on March 5, 2012).

The Partnership’s invested cash in unconsolidated entities from discontinued operations is calculated as distributions from (contributions to) unconsolidated entities for operations, plus expansion capital expenditures in unconsolidated entities (all as reported under the caption “Liquidity and Capital Resources” in the Partnership’s Annual Report on Form 10-K filed with the SEC on March 5, 2012).

For the quarter ended June 30, 2012, the Partnership’s distributions from (contributions to) unconsolidated entities for operations and expansion capital expenditures in unconsolidated entities were (from both continuing and discontinued operations) ($10.3) million and $10.9 million, respectively. For the six months ended June 30, 2012, the Partnership’s distributions from (contributions to) unconsolidated entities for operations and expansion capital expenditures in unconsolidated entities were (from both continuing and discontinued operations) ($18.7) million and $20.3 million, respectively.

The Partnership’s Mont Belvieu indemnity escrow payment represents the final proceeds from the 2009 sale of certain assets comprising the Mont Belvieu railcar unloading facility.

       Additional information concerning the Partnership is available on the Partnership’s website at www.martinmidstream.com, or

Joe McCreery,
Vice President - Finance and Head of Investor Relations,
Martin Midstream Partners L.P.
Phone (903) 988-6425
joe.mccreery@martinmlp.com

MARTIN MIDSTREAM PARTNERS L.P.
CONSOLIDATED AND CONDENSED BALANCE SHEETS
(Dollars in thousands)

	June 30, 2012 (Unaudited)	December 31, 2011 (Audited)
Assets
Cash	$106	$266
Accounts and other receivables, less allowance for doubtful accounts of $3,093 and $3,021, respectively	97,471	126,461
Product exchange receivables	8,129	17,646
Inventories	83,759	77,677
Due from affiliates	17,199	5,968
Fair value of derivatives	41	622
Other current assets	2,074	1,978
Assets held for sale	211,588	212,787
Total current assets	420,367	443,405

Property, plant and equipment, at cost	678,263	632,728
Accumulated depreciation	(234,168)	(215,272)
Property, plant and equipment, net	444,095	417,456

Goodwill	8,337	8,337
Investment in unconsolidated entities	76,411	62,948
Debt issuance costs, net	11,603	13,330
Other assets, net	6,043	3,633
	$966,856	$949,109

Liabilities and Partners’ Capital
Current installments of long-term debt and capital lease obligations	$206	$1,261
Trade and other accounts payable	109,429	125,970
Product exchange payables	15,779	37,313
Due to affiliates	12,316	18,485
Income taxes payable	839	893
Fair value of derivatives	—	362
Other accrued liabilities	9,317	11,022
Liabilities held for sale	508	501
Total current liabilities	148,394	195,807

Long-term debt and capital leases, less current maturities	452,970	458,941
Deferred income taxes	7,336	7,657
Other long-term obligations	1,061	1,088
Total liabilities	609,761	663,493

Partners’ capital	357,032	284,990
Accumulated other comprehensive income	63	626
Total partners’ capital	357,095	285,616
Commitments and contingencies
	$966,856	$949,109

These financial statements should be read in conjunction with the financial statements and the accompanying notes and other information included in the Partnership’s Quarterly Report on Form 10-Q to be filed with the Securities and Exchange Commission on August 6, 2012.

MARTIN MIDSTREAM PARTNERS L.P.
CONSOLIDATED AND CONDENSED STATEMENTS OF OPERATIONS
 (Unaudited)
 (Dollars in thousands, except per unit amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2012	2011	2012	2011
Revenues:
Terminalling and storage *	$21,046	$19,327	$41,232	$37,450
Marine transportation *	20,714	17,376	41,576	36,775
Sulfur services	2,925	2,850	5,851	5,700
Product sales: *
Natural gas services	164,817	127,050	336,928	264,205
Sulfur services	64,168	74,083	135,794	130,991
Terminalling and storage	19,208	19,371	40,881	37,916
	248,193	220,504	513,603	433,112
Total revenues	292,878	260,057	602,262	513,037
Costs and expenses:
Cost of products sold: (excluding depreciation and amortization)
Natural gas services *	163,043	125,648	330,242	257,926
Sulfur services *	47,350	59,892	102,310	104,334
Terminalling and storage	17,367	17,395	37,387	33,955
	227,760	202,935	469,939	396,215
Expenses:
Operating expenses *	34,442	33,372	71,454	66,322
Selling, general and administrative *	4,603	3,751	9,007	7,477
Depreciation and amortization	9,791	9,928	19,491	19,498
Total costs and expenses	276,596	249,986	569,891	489,512
Other operating income	378	98	373	98
Operating income	16,660	10,169	32,744	23,623
Other income (expense):
Equity in earnings of unconsolidated entities	(745)	153	(363)	153
Interest expense	(8,265)	(4,403)	(15,472)	(12,805)
Debt prepayment premium	(2,219)	—	(2,470)	—
Other, net	84	44	145	102
Total other (expense)	(11,145)	(4,206)	(18,160)	(12,550)
Income from continuing operations before taxes	5,515	5,963	14,584	11,073
Income tax (expense)	(307)	(223)	(572)	(444)
Income from continuing operations	5,208	5,740	14,012	10,629
Income from discontinued operations, net of income taxes	1,984	3,030	3,709	5,463
Net income	$7,192	$8,770	$17,721	$16,092

*Related Party Transactions Included Above

Revenues:
Terminalling and storage	$14,805	$12,897	$30,080	$25,835
Marine transportation	4,446	6,306	9,303	12,871
Product Sales	1,958	1,768	4,147	5,569
Costs and expenses:
Cost of products sold: (excluding depreciation and amortization)
Natural gas services	7,707	1,961	12,022	4,422
Sulfur services	3,970	4,492	8,401	8,645
Expenses:
Operating expenses	14,392	13,477	28,208	25,265
Selling, general and administrative	2,828	1,965	5,494	3,971

MARTIN MIDSTREAM PARTNERS L.P.
CONSOLIDATED AND CONDENSED STATEMENTS OF OPERATIONS
 (Unaudited)
 (Dollars and units in thousands, except per unit amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2012	2011	2012	2011
Allocation of net income attributable to: Limited partner interest:
Continuing operations	$4,089	$4,633	$11,644	$8,517
Discontinued operations	1,558	2,445	3,082	4,377
	5,647	7,078	14,726	12,894
General partner interest:
Continuing operations	1,119	926	2,368	1,746
Discontinued operations	426	489	627	898
	1,545	1,415	2,995	2,644
Net income attributable to:
Continuing operations	5,208	5,559	14,012	10,263
Discontinued operations	1,984	2,934	3,709	5,275
Net income attributable to limited partners: Basic:	$7,192	$8,493	$17,721	$15,538
Continuing operations	$0.18	$0.24	$0.51	$0.44
Discontinued operations	0.07	0.13	0.13	0.23
	$0.25	$0.37	$0.64	$0.67
Weighted average limited partner units - basic	23,103	19,159	22,839	19,163
Diluted:
Continuing operations	$0.18	$0.24	$0.51	$0.44
Discontinued operations	0.07	0.13	0.13	0.23
	$0.25	$0.37	$0.64	$0.67
Weighted average limited partner units - diluted	23,104	19,159	22,842	19,164

       These financial statements sho uld be read in conjunction with the financial statements and the accompanying notes and other information included in the Partnership’s Quarterly Report on Form 10-Q to be filed with the Securities and Exchange Commission on August 6, 2012.

MARTIN MIDSTREAM PARTNERS L.P.
CONSOLIDATED AND CONDENSED STATEMENTS OF CAPITAL
(Unaudited)
(Dollars in thousands)

	Partners’ Capital
	Common Limited		Subordinated Limited		General Partner	Accumulated Other Comprehensive Income
	Units	Amount	Units	Amount	Amount	(Loss)	Total
Balances – January 1, 2011	17,707,832	$250,785	889,444	$17,721	$4,881	$1,419	$274,806

Net income	—	13,448	—	—	2,644	—	16,092

Recognition of beneficial conversion feature	—	(554)	—	554	—	—	—

Follow-on public offering	1,874,500	70,330	—	—	—	—	70,330

General partner contribution	—	—	—	—	1,505	—	1,505

Cash distributions	—	(28,390)	—	—	(3,025)	—	(31,415)

Excess purchase price over carrying value of acquired assets	—	(19,685)	—	—	—	—	(19,685)

Unit-based compensation	15,350	96	—	—	—	—	96

Purchase of treasury units	(14,850)	(582)	—	—	—	—	(582)

Unit-based compensation grant forfeitures	(500)	—	—	—	—	—	—

Adjustment in fair value of derivatives	—	—	—	—	—	(799)	(799)

Balances – June 30, 2011	19,582,332	$285,448	889,444	$18,275	$6,005	$620	$310,348

Balances – January 1, 2012	20,471,776	$279,562	—	$—	$5,428	$626	$285,616

Net income	—	14,726	—		2,995	—	17,721

Follow-on public offering	2,645,000	91,361	—	—	—	—	91,361

General partner contribution	—	—	—	—	1,951	—	1,951

Cash distributions	—	(35,253)	—	—	(3,635)	—	(38,888)

Unit-based compensation	6,250	118	—	—	—	—	118

Purchase of treasury units	(6,250)	(221)	—	—	—	—	(221)

Adjustment in fair value of derivatives	—	—	—	—	—	(563)	(563)

Balances – June 30, 2012	23,116,776	$350,293	—	$—	$6,739	$63	$357,095

These financial statements should be read in conjunction with the financial statements and the accompanying notes and other information included in the Partnership’s Quarterly Report on Form 10-Q to be filed with the Securities and Exchange Commission on August 6, 2012.

MARTIN MIDSTREAM PARTNERS L.P.
CONSOLIDATED AND CONDENSED STATEMENTS OF CASH FLOWS
(Unaudited)
(Dollars in thousands)
	Six Months Ended June 30,
	2012	2011
Cash flows from operating activities:
Net income	$17,721	$16,092
Less: Income from discontinued operations	(3,709)	(5,463)
Net income from continuing operations	14,012	10,629
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	19,491	19,498
Amortization of deferred debt issuance costs	1,931	2,390
Amortization of debt discount	427	175
Deferred taxes	(321)	(32)
Loss on sale of property, plant and equipment	3	714
Equity in earnings (loss) of unconsolidated entities	363	(153)
Non-cash mark-to-market on derivatives	(344)	(2,346)
Other	118	96
Change in current assets and liabilities, excluding effects of acquisitions and dispositions:
Accounts and other receivables	28,990	(3,843)
Product exchange receivables	9,517	(7,542)
Inventories	(6,082)	(10,344)
Due from affiliates	(11,231)	(12,685)
Other current assets	(96)	1,176
Trade and other accounts payable	(16,541)	7,848
Product exchange payables	(21,534)	5,257
Due to affiliates	(6,169)	10,270
Income taxes payable	(54)	(210)
Other accrued liabilities	(1,705)	(365)
Change in other non-current assets and liabilities	(574)	(92)
Net cash provided by continuing operating activities	10,201	20,441
Net cash provided by discontinued operating activities	6,918	9,634
Net cash provided by operating activities	17,119	30,075
Cash flows from investing activities:
Payments for property, plant and equipment	(45,616)	(29,473)
Acquisitions	—	(16,815)
Payments for plant turnaround costs	(2,403)	(2,044)
Proceeds from sale of property, plant and equipment	23	—
Investment in unconsolidated subsidiaries	(775)	(59,319)
Return of investments from unconsolidated entities	4,297	—
Distributions from (contributions to) unconsolidated entities for operations	(17,348)	—
Net cash used in continuing investing activities	(61,822)	(107,651)
Net cash used in discontinued investing activities	(2,003)	(5,923)
Net cash used in investing activities	(63,825)	(113,574)
Cash flows from financing activities:
Payments of long-term debt	(217,000)	(301,500)
Payments of notes payable and capital lease obligations	(6,453)	(543)
Proceeds from long-term debt	216,000	357,500
Net proceeds from follow on offering	91,361	70,330
General partner contribution	1,951	1,505
Treasury units purchased	(221)	(582)
Payment of debt issuance costs	(204)	(3,424)
Excess purchase price over carrying value of acquired assets	—	(19,685)
Cash distributions paid	(38,888)	(31,415)
Net cash provided by financing activities	46,546	72,186
Net decrease in cash	(160)	(11,313)
Cash at beginning of period	266	11,380
Cash at end of period	$106	$67

These financial statements should be read in conjunction with the financial statements and the accompanying notes and other information included in the Partnership’s Quarterly Report on Form 10-Q to be filed with the Securities and Exchange Commission on August 6, 2012.

MARTIN MIDSTREAM PARTNERS L.P.
SEGMENT OPERATING INCOME
Unaudited

Terminalling and Storage Segment	Three Months Ended June 30,
	2012	2011
	(In thousands)
Revenues:
Services	$22,222	$20,375
Products	19,208	19,391
Total revenues	41,430	39,766

Cost of products sold	17,890	18,290
Operating expenses	13,922	12,939
Selling, general and administrative expenses	51	92
Depreciation and amortization	4,944	4,745
	4,623	3,700
Other operating income (loss)	375	(577)
Operating income	$4,998	$3,123

Natural Gas Services Segment	Three Months Ended June 30,
	2012	2011
	(In thousands)
Revenues	$164,817	$127,050
Cost of products sold	163,427	125,891
Operating expenses	804	776
Selling, general and administrative expenses	859	522
Depreciation and amortization	144	144
	(417	(283)
Other operating income	—	—
Operating loss	$(417	$(283)

NGLs Volumes (Bbls)	2,436	1,547

Equity in earnings (loss) of unconsolidated entities	$(745	$153

The Natural Gas Services segment information shown above excludes the discontinued operations of the Prism Assets for both periods.

MARTIN MIDSTREAM PARTNERS L.P.
SEGMENT OPERATING INCOME
Unaudited

Sulfur Services Segment	Three Months Ended June 30,
	2012	2011
Revenues:
Services	$2,925	$2,850
Products	64,168	74,083
Total revenues	67,093	76,933

Cost of products sold	47,440	59,983
Operating expenses	4,614	4,966
Selling, general and administrative expenses	982	857
Depreciation and amortization	1,782	1,700
	12,275	9,427
Other operating income	3 3	675
Operating income	$12,278	$10,102

Sulfur (long tons)	328.0	339.6
Fertilizer (long tons)	83.6	69.4
Sulfur Services Volumes (long tons)	411.6	409.0

Marine Transportation Segment	Three Months Ended June 30,
	2012	2011
	(In thousands)
Revenues	$21,466	$19,351
Operating expenses	16,033	16,505
Selling, general and administrative expenses	362	518
Depreciation and amortization	2,921	3,339
	2,150	(1,011)
Other operating income	—	—
Operating income	$2,150	$(1,011)

MARTIN MIDSTREAM PARTNERS L.P.
SEGMENT OPERATING INCOME
Unaudited

Terminalling and Storage Segment	Six Months Ended June 30,
	2012	2011
	(In thousands)
Revenues:
Services	$43,583	$39,476
Products	40,881	37,936
Total revenues	84,464	77,412

Cost of products sold	38,430	35,780
Operating expenses	27,967	25,254
Selling, general and administrative expenses	61	176
Depreciation and amortization	9,667	9,285
	8,339	6,917
Other operating income (loss)	395	(577)
Operating income	$8,734	$6,340

Natural Gas Services Segment	Six Months Ended June 30,
	2012	2011
	(In thousands)
Revenues	$336,928	$264,205
Cost of products sold	331,003	258,374
Operating expenses	1,756	1,487
Selling, general and administrative expenses	1,456	1,071
Depreciation and amortization	287	287
	2,426	2,986
Other operating income	—	—
Operating income	$2,426	$2,986

NGLs Volumes (Bbls)	4,733	3,376

Equity in Earnings of Unconsolidated Entities	$(363)	$153

The Natural Gas Services segment information shown above excludes the discontinued operations of the Prism Assets for both periods.

MARTIN MIDSTREAM PARTNERS L.P.
SEGMENT OPERATING INCOME
Unaudited

Sulfur Services Segment	Six Months Ended June 30,
	2012	2011
Revenues:
Services	$5,851	$5,700
Products	135,794	130,991
Total revenues	141,645	136,691

Cost of products sold	102,491	104,515
Operating expenses	8,807	9,657
Selling, general and administrative expenses	1,937	1,743
Depreciation and amortization	3,575	3,322
	24,835	17,454
Other operating income	(22)	675
Operating income	$24,813	$18,129

Sulfur (long tons)	636.2	688.5
Fertilizer (long tons)	177.5	147.0
Sulfur Services Volumes (long tons)	813.7	835.5

Marine Transportation Segment	Six Months Ended June 30,
	2012	2011
	(In thousands)
Revenues	$43,033	$40,790
Operating expenses	34,747	33,531
Selling, general and administrative expenses	786	907
Depreciation and amortization	5,962	6,604
	1,538	(252)
Other operating income (loss)	—	—
Operating income (loss)	$1,538	$(252)

MARTIN MIDSTREAM PARTNERS L.P.
DISTRIBUTABLE CASH FLOW
Unaudited Non-GAAP Financial Measure
(Dollars in thousands)

	Three Months Ended June 30, 2012	Six Months Ended June 30, 2012

Net income	$7,192	$17,721
Less: Income from discontinued operations	(1,984)	(3,709)
Net income from continuing operations	5,208	14,012

Adjustments to reconcile net income to distributable cash flow:

Continuing operations:
Depreciation and amortization	9,791	19,491
Loss on sale of property, plant and equipment	7	3
Amortization of debt discount	340	427
Amortization of deferred debt issuance costs	1,241	1,931
Deferred taxes	(151)	(321)
Payments of installment notes payable and capital lease obligations	(46)	(176)
Distribution equivalents from unconsolidated entities1	1,206	2,278
Mont Belvieu indemnity escrow payment	(375)	(375)
Debt prepayment premium	2,219	2,470
Equity in loss of unconsolidated entities	745	363
Payments for plant turnaround costs	(2,098)	(2,403)
Maintenance capital expenditures	(1,083)	(2,265)
Unit-based compensation	62	118
Invested cash in unconsolidated entities from discontinued operations3	—	—
Distributable cash flow from continuing operations	17,066	35,553

Discontinued operations:
Income from discontinued operations	1,984	3,709
Depreciation and amortization from discontinued operations	926	2,320
Transaction costs related to the disposition of Prism Assets	841	841
Gain on sale of property, plant, and equipment of discontinued operations	(10)	(10)
Equity in earnings of unconsolidated entities of discontinued operations	(1,769)	(4,234)
Non-cash mark-to-market on derivatives	(354)	(344)
Maintenance capital expenditures from discontinued operations	(201)	(549)
Distribution equivalents from unconsolidated entities from discontinued operations2	2,670	5,920
Invested cash in unconsolidated entities from discontinued operations4	581	1,599
Distributable cash flow from discontinued operations	4,668	9,252

Distributable cash flow	$21,734	$44,805

	Three Months Ended June 30, 2012	Six Months Ended June 30, 2012
1 Distribution equivalents from unconsolidated entities from continuing operations:
Distributions from unconsolidated entities	$—	$—
Return of investments from unconsolidated entities	1,206	2,278
Distributions in-kind from equity investments	—	—
Distributions equivalents from unconsolidated entities	$1,206	$2,278

2 Distribution equivalents from unconsolidated entities from discontinued operations:
Distributions from unconsolidated entities	$—	$—
Return of investments from unconsolidated entities	135	295
Distributions in-kind from equity investments	2,535	5,625
Distributions equivalents from unconsolidated entities	$2,670	$5,920

3 Invested cash in unconsolidated entities from continuing operations:
Distributions from (contributions to) unconsolidated entities for operations	$(9,691)	$(17,348)
Expansion capital expenditures in unconsolidated entities	9,691	17,348
Invested cash in unconsolidated entities	$—	$—

4 Invested cash in unconsolidated entities from discontinued operations:
Distributions from (contributions to) unconsolidated entities for operations	$(586)	$(1,335)
Expansion capital expenditures in unconsolidated entities	1,167	2,934
Invested cash in unconsolidated entities	$581	$1,599